The First Australia
   Fund, Inc.
-------------------------------------------------------------------
   Annual Report
   October 31, 1995

                      Highlights
      -------------------------------------------
      - Positive outlook for Australian resource stocks as global growth accelerates in 1996.

      - Substantial resource sector earnings
        growth expected.

      - Dividend and distribution of US34.4
        cents per share declared, bringing
        total dividends and distributions to
        US46.4 cents per share for the
        calendar year.

      - Australian dollar expected to rise in
        line with strong commodity markets.

                             LETTER TO SHAREHOLDERS
                                                               December 12, 1995
Dear Shareholder,
   We are pleased to present the report for The First Australia Fund, Inc. for the year ended October 31, 1995, prepared by the Investment Manager, EquitiLink International Management Limited. An overview of the Australian economy and financial markets is also included.
   In summary, the Fund expects to benefit from its holdings of Australian resource stocks over the course of 1996. With global economic growth set to accelerate, industrial production should rise strongly, creating increased demand for industrial raw materials and generating significant upward price pressures for base metals and other hard commodities. Australian resource stocks are expected to gain from these developments as strong earnings growth should lead to substantial share price appreciation. The Fund remains overweight in resource stocks on the basis of this forecast.

   In the October quarter, the Net Asset Value (NAV) of the Fund increased by 1.5%. Over the year ended October 31, 1995, the NAV decreased by 2.7% assuming reinvestment of dividends and distributions, reflecting a correction in the resources sector of the Australian stock market during the first half of the year. Since July 1995 the resources sector has firmed, reflecting the continuing decline in commodity stockpiles and signs of a strengthening global economy. Over the quarter the Fund's market value eased by 1.5%. For the twelve months ended October 31, 1995 the Fund returned -7.8% assuming reinvestment of dividends and distributions.

   The Board of Directors on December 12, 1995, declared a final dividend and distribution of US34.4 cents per share, consisting of US19.1 cents per share paid out of long term capital gains and US15.3 cents per share paid out of net investment income. This follows a semi-annual distribution of US12 cents per share paid out of net investment income in July 1995, and brings total dividends and distributions to US46.4 cents per share for the calendar year.
Dividend Reinvestment and Cash Purchase Plan

   We invite you to consider joining the shareholders who currently participate in the Fund's Dividend Reinvestment and Cash Purchase Plan, which offers a number of features. Most importantly, the Plan allows shareholders to automatically reinvest their dividends in shares of the Fund's common stock. If the market price equals or exceeds the NAV on the payment date, participants in the Plan will receive new shares issued by the Fund at a discount of up to 5% from the market price. If the market price is less than the NAV on the payment date, participants will receive shares purchased at market price.

   The Plan also provides shareholders, who own shares in their own name, with the option of making additional cash investments in the Fund, in any amount from $100 to $3,000, on a semi-annual basis. For each additional investment, participants pay only a service fee of 75 cents and a pro rata share of brokerage commissions on all open market purchases. As the Plan Agent purchases the Fund's shares for all participants in blocks, this normally results in lower commissions for each individual.

   A brochure containing information and an authorization form can be obtained by contacting State Street Bank and Trust Company, PO Box 8200, Boston, MA 02266-8200, or by telephone at 1-800-451-6788.

   If you wish to participate and your shares are held in your own name, simply complete and mail the enrollment form in the back of the brochure or call State Street Bank and Trust Company at the toll-free number and enroll by telephone. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your
                                       1
nominee to participate on your behalf. If your nominee is unable to participate on your behalf, you should request it to reregister your shares in your own name which will enable you to participate in the Plan.

   Other advantages of participation in the Plan include:
      - Lower costs--You will build holdings in the Fund automatically, at reduced or no brokerage cost.
      - Convenience--You will receive a detailed account statement from State Street Bank, your Plan Agent, showing total dividends and distributions, date of investment, shares acquired and price per share, as well as the total shares of record held by you and by the Plan Agent for you.
      - Safety--As long as you participate in the Plan, State Street Bank, as your Plan Agent, will hold the shares it has acquired for you in safekeeping, in non-certificated form. This convenience provides added protection against loss, theft or inadvertent destruction of certificates.

Toll Free Information

   Information on The First Australia Fund, Inc. is available on a recorded message from a toll-free number in the United States. The message includes weekly updates of share price, NAV, and details of recent distributions and announcements by the Directors. The number is 1-800-323-9995 (outside New York) and is toll-free for calls made from within the United States.

Yours sincerely,

Sir Roden Cutler                               Brian M. Sherman
Chairman                                       President

                        REPORT BY THE INVESTMENT MANAGER
NAV Performance
   The Fund's Net Asset Value (NAV) increased by 1.5% over the quarter ended October 31, 1995. Over the past twelve months the NAV decreased by 2.7%, assuming reinvestment of dividends and distributions.
Share Price Performance
   In share price terms, the Fund returned -1.5% over the quarter and -7.8% over the past twelve months, assuming reinvestment of dividends.
Dividends and Distributions
   On December 12, 1995, the Board of Directors declared a final dividend of US15.3 cents per share and a capital gains distribution of US19.1 cents per share, bringing the total for the calendar year to US46.4 cents per share. Quality of the Portfolio
   The quality of the portfolio remains high, with 56% of the stocks by value being included in the Australian Stock Exchange's Fifty Leaders Index and the remainder in selected growth stocks. The Fund's strategy focuses on individual stock characteristics rather than market sector themes.
Portfolio Composition
   The following chart and table summarize the composition of the Fund's portfolio, expressed as a percentage of total investments. Resource stocks comprise 45.4% of total assets and continue to represent a significant overweighting relative to the 32.7% weighting of resource stocks in the Australian Stock Exchange's All Ordinaries Index.

                                [CHART TO COME]

Selected Equity Holdings

   The following notes highlight the Fund's top ten holdings at October 31,
1995.
Broken Hill Proprietary Company Limited (BHP)              12.3% of total assets
   BHP is Australia's largest corporation and one of the world's largest resource companies. It has high quality assets, financial strength and growth potential from both existing and new projects. Group sales amount to A$20 billion from three main operating divisions: steel, petroleum and minerals. BHP has a number of new projects which are likely to contribute to strong growth in the latter part of this decade. The company provides excellent leverage to Asia-Pacific economic activity through BHP's extensive exports to, and operations within, the region.
News Corporation Limited                                    6.7% of total assets
   News Corporation is the most geographically diverse media/entertainment group in the world. News has assembled a vast array of software production and rights in sport and television, superimposed on a rapidly expanding distribution network. News recently agreed to create a worldwide joint venture with MCI to develop seamless network infrastructures covering telephone, information and entertainment services. The introduction of capital from MCI significantly reduces News' financial risk. News now owns 100% of Asia's Star Television which has a potential audience reach of 3.6 billion people.
Western Mining Corporation Holdings Limited                 5.5% of total assets
   Western Mining Corporation is a world class diversified mining company with interests in nickel, alumina, aluminium, copper, uranium, gold, oil and gas. The company has embarked on its most significant expansion phase since the late 1960s. Capital expenditure on planned and potential developments through to 2000 totals A$5 billion. WMC last year expanded its alumina interests by acquiring
a
40% stake in Alcoa's world-wide bauxite and alumina business.
National Australia Bank Limited                             5.4% of total assets
   NAB is Australia's largest bank, as measured by both total assets and profits. It combines superior management, balance sheet strength and a cost of funds advantage. NAB's offshore operations in New Zealand and the United Kingdom promise solid future profit growth. The Bank's acquisition of Michigan National Bank has provided further strategic diversification through entry into the U.S. market.
Westpac Banking Corp.                                       4.0% of total assets
   Westpac is Australia's second largest bank after National Australia Bank in terms of profits. The bank holds some 15% of all Australian banking assets and 19% of housing loans in Australia. Westpac reorganized its operating structures over the last three years and has concentrated its activities on Australian retail banking. It has just completed the acquisition of a regional bank, Challenge Bank, which has extensive operations in Western Australia.
Fletcher Challenge Limited                                  3.1% of total assets
   Fletcher Challenge is New Zealand's second largest corporation, with activities also in Australia, Canada, Brazil and Chile, providing exposure to pulp, paper, wood products, oil and gas and building materials. Fletcher Challenge has become the world's largest producer of newsprint.
Savage Resources Limited                                    3.0% of total assets
   Savage is a strongly growing resource company with a 49% interest in a major copper/gold project in Queensland. The project is likely to develop into a large, low cost open-cut mine in 1997, with the potential to become a premier base metal producer. In addition, Savage has an expanding coal operation in the Hunter Valley region of Australia's east coast. The purchase of the Tennessee
(USA) zinc assets of Union Miniere in 1994 appears to be paying off. Stronger zinc prices together with operational improvements have led to a turnaround in profits.
Pioneer International Limited                               2.6% of total assets
   Pioneer is one of four major building materials companies in Australia. Pioneer also has a good geographical spread of building material assets throughout the world. Considerable growth is coming from Asia and East European
                                       4
opportunities. By 1996, 48% of group earnings before interest and tax is expected to come from outside Australia. Pioneer's other business is downstream petroleum, which is now being merged with Caltex to form the largest refiner/marketer in Australia. This has freed up Pioneer's balance sheet to enable a possible return of capital or a substantial acquisition.
Challenge Bank Limited                                      2.1% of total assets
   Challenge Bank is a moderate sized regional bank in Australia which has recently been acquired by Westpac Banking Corporation. The Manager has since October 31, 1995, accepted Westpac's offer to purchase this holding in Challenge, locking in a substantial profit for the Fund.
North Limited                                               2.1% of total assets
   North Limited is one of Australia's major minerals and forest resource companies. Its mining activities include iron ore, gold, copper, zinc and uranium. In forestry it manages extensive areas of forests and supplies wood resources to Australian and international customers. The Company has a number of
new projects due for commissioning over the next three to four years.
                      REVIEW AND OUTLOOK FOR THE AUSTRALIAN
                                FINANCIAL MARKETS
Economy
   Economic growth has moderated after peaking in the second half of 1994. Australia's September quarter National Accounts showed annual growth of 3.3%. While forward indicators suggest further moderation over the next three months or so, there are some tentative signs amongst leading activity indicators of a stronger growth outlook for 1996. The underlying inflation rate breached the Reserve Bank's 2 to 3% target range in the September quarter, posting an annual gain of 3.1%. Headline inflation is running at over 5%, reflecting, in part, higher mortgage interest charges as a result of previous monetary policy moves. Taxation changes have also boosted both the headline and underlying inflation rates. The Reserve Bank has indicated that monetary policy will remain firm. Stock Market
   The Australian stock market has had a mixed year. After a sharp correction in
late 1994 and early 1995, Australian resource stocks staged a brief resurgence in mid-year, before consolidating over recent months. The industrial side of the market has generally fared a little better, with banking stocks amongst the leaders. Over the next twelve months, stronger global economic growth and rising demand for industrial raw materials is likely to generate rapidly rising prices for most commodities, particularly base metals. Australian resource companies are expected to be amongst the major beneficiaries of these developments. Earnings growth of the order of 35% is forecast as an average for Australian resource stocks over the next twelve months. Strong performance by resource stocks is likely to have a positive impact on the broader market, with Australian industrial stocks currently attractively valued on an international comparison basis. At the end of October, the All Ordinaries Index stood at 2,073.70 and on the date of this report it was 2,215.10.
Currency
   Over the twelve months to the end of October, the Australian dollar appreciated by 2.5% against the US dollar. In the quarter ended October 31, the Australian dollar rose by 3.1% against the US dollar. The stronger currency trend reflects the sharp improvement in Australia's monthly current account deficit,
a
firmer outlook for commodity prices and supportive short term interest rates.
At
the end of October, the currency was trading at US$0.7608 and on the date of this report it was at US0.7396.
Fixed Income
   The Australian bond market rallied strongly over the past quarter, with government ten year bond yields falling from 9.4% to a low of 8.3%. The strength reflected the positive global bond market environment and favorable domestic economic fundamentals. Higher inflation data released in October pushed up yields, with ten year government bonds finishing the quarter trading around 8.8%. Australian bonds continue to provide substantially higher yields than comparable United States fixed income securities.
                                     EquitiLink International Management Limited
----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Portfolio of Investments
October 31, 1995

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               LONG-TERM INVESTMENTS--92.8%
               Common Stocks and Equivalents--92.3%
               Diversified Industries--15.6%
  1,877,062    AAPC Limited................  $  1,085,329
    433,900    Ausmelt Limited*............       947,416
    257,662    Australian National
                 Industries Limited........       201,910
    299,300    Brambles Industries
                 Limited...................     3,178,786
    150,000    CSR Limited.................       478,161
  1,972,300    Fletcher Challenge
                 Limited...................     5,251,824
    475,000    Keycorp Limited.............     1,264,826
  2,000,000    Mallina Holdings Limited*...       296,711
  1,249,484    Multistack International
                 Limited...................       846,038
  1,563,000    Norvet Limited*.............     1,082,105
    781,500#   Norvet Limited*
                 Call options expiring Dec.
                 '98
                 @ A$0.50..................       416,194
  1,781,300    Pioneer International
                 Limited...................     4,363,772
     32,000    Qantas Airways Limited*.....       564,800
  1,031,000    QNI Limited.................     1,976,644
  2,003,300    Shomega Limited.............     2,438,570
    369,212    Simsmetal Limited...........     1,910,090
                                             ------------
                                               26,303,176
                                             ------------
               Natural Resources--44.7%
    716,600    Acacia Resources Limited*...     1,172,153
  2,923,000    Amalgamated Resources*......     1,601,144
  1,542,740    Broken Hill Proprietary
                 Company Limited...........    20,868,616
    812,295    Burmine Limited.............     1,606,779
    513,000    Comalco Limited.............     2,587,617
  2,124,500    Coplex Resources NL*........       307,100
    771,000    Cumnock Coal Limited........     1,173,150
  6,056,000    Dome Resources NL*..........       852,367
  1,257,000    Eagle Mining Corporation
                 NL*.......................     2,142,163
  1,034,295    Energy Developments
                 Limited...................     1,463,614
 12,017,027    Equatorial Mining NL*.......     1,737,080
    485,410    Forrestania Gold Limited....       806,918
    562,633    Goldfields Limited*.........     1,391,162
    936,000    Lihir Gold Limited*.........     1,053,918
    573,300    Nord Pacific Limited........       457,974
     62,700    North Flinders Mines
                 Limited...................       337,730
  1,259,519    North Limited...............     3,545,485
  3,463,200    Oil Search Limited..........     2,924,622
  2,852,000    Pasminco Limited............     3,146,202
  2,243,980    QCT Resources Limited.......     2,902,265
    592,700    Ross Mining NL..............       491,508
---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
    438,000    Samantha Gold NL............  $    843,070
  1,060,800    Santos Limited..............     2,865,042
  7,082,768    Savage Resources Limited*...     5,119,125
  3,410,000    Striker Resources NL*.......       441,034
  4,475,000#   Striker Resources NL*
                 Call options expiring Jun.
                 '97
                 @ A$0.20..................       255,343
  1,275,530    Union Gold Mining
                 Limited*..................       591,956
  1,456,250    Western Mining Corporation
                 Holdings Limited*.........     9,328,615
    644,250    Woodside Petroleum
                 Limited...................     3,083,005
                                             ------------
                                               75,096,757
                                             ------------
               Property Related--0.9%
  4,000,000    Citistate Corporation
                 Limited*..................     1,521,595
                                             ------------
               Services--31.1%
    760,000    Australia & New Zealand
                 Banking Group Limited.....     3,180,134
  3,144,000    Australian Topmaking
                 Services
                 Limited*..................       693,665
  2,250,000    Bellara Medical Products
                 Limited*..................       239,651
    930,000    Challenge Bank Limited......     3,608,463
  1,002,455    Environmental Recovery
                 Service Limited...........       366,079
    969,800    Gio Australia Holdings
                 Limited...................     2,051,144
  5,797,170    Guinness Peat Group
                 Limited...................     2,866,807
  2,599,379    Hydromet Corporation
                 Limited...................     1,384,321
    191,979    Lend Lease Corporation
                 Limited...................     2,667,004
     48,000#   Lend Lease Corporation
                 Limited*
                 Call options expiring Feb.
                 '96 @ A$20.00.............         6,573
  1,065,114    National Australia Bank
                 Limited...................     9,108,179
  1,819,500    National Foods Limited......     2,034,879
  1,597,418    News Corporation Limited....     8,045,364
    708,035    News Corporation Limited
                 Limited Voting Preferred
                 Stock.....................     3,232,028
    200,000#   News Corporation Limited*
                 Put options expiring Nov.
                 '95
                 @ A$6,00..................         3,043
  9,437,800    Pact Resources NL*..........       861,631
  1,122,580    Polartechnics Limited*......       708,867
     68,080#   Polartechnics Limited*
                 Call options expiring June
                 '96 @A$1.25...............         9,323
    248,495    QBE Insurance Group
                 Limited...................     1,096,516

                                          See Notes to Financial Statements.
                                       7

---------------------------------------------------------
                                                Value
  Shares               Description              (US$)
---------------------------------------------------------
               Services--(cont'd)
    879,100    Seven Network Limited.......  $  2,280,667
  2,305,000    Spectrum Network Systems
                 Limited*..................     1,139,865
  1,640,000    Westpac Banking Corp........     6,725,147
                                             ------------
                                               52,309,350
                                             ------------
               Total common stocks and
                 equivalents
                 (cost US$145,586,024).....   155,230,878
                                             ------------
               Corporate Bond--0.5%
A$    1,000    Australian Topmaking
                 Services
                 Limited, Unsecured
                 convertible
                 note(D), 8.50%, 12/13/99
                 (cost US$752,700).........       760,798
                                             ------------
               Total long-term investments
                 (cost US$146,338,724).....   155,991,676
 Principal
  Amount
   (000)       SHORT-TERM INVESTMENT--0.2%
-----------
               Repurchase Agreement
US$     299    Repurchase Agreement, State
                 Street Bank & Trust
                 Company, 2.50% dated
                 10/31/95, due 11/1/95 in
                 the amount of $299,021
                 (cost $299,000;
                 collateralized by $300,000
                 U.S. Treasury Note, 6.00%
                 due 12/31/97; value
                 including accrued interest
                 - US$305,066).............       299,000
                                             ------------
               Total Investments--93.0%
                 (cost US$146,637,724; Note
                 3)........................   156,290,676
               Other assets in excess of
                 liabilities--7.0%.........    11,820,036
                                             ------------
               Net Assets--100%............  $168,110,712
                                             ------------
                                             ------------

------------------
#    Expressed in number of shares into which position
       can be
       exercised or converted.
*    Non-income producing security.
(D)  Fair valued security.


----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Assets and Liabilities
October 31, 1995
----------------------------------------------------------

Assets
Investments, at value (cost
  $146,637,724)........................   $156,290,676
Foreign currency, at value (cost
  $10,622,795).........................     10,673,295
Receivable for investments sold........      1,531,923
Dividends and interest receivable......        691,482
Other assets...........................         22,231
                                          ------------
    Total assets.......................    169,209,607
                                          ------------
Liabilities
Payable for investments purchased......        680,542
Accrued expenses and other
  liabilities..........................        298,335
Investment management fee payable......        113,555
Administration fee payable.............          6,463
                                          ------------
    Total liabilities..................      1,098,895
                                          ------------
Net Assets                                $168,110,712
                                          ------------
                                          ------------
Net assets were comprised of:
  Common stock, $.01 par value.........   $    167,432
  Paid-in capital in excess of par.....    149,203,959
                                          ------------
                                           149,371,391
  Undistributed net investment
  income...............................      1,683,067
  Accumulated net realized gains on
  investments..........................      3,440,197
  Net unrealized appreciation on
  investments..........................      2,098,383
  Accumulated net realized and
    unrealized foreign exchange
    gains..............................     11,517,674
                                          ------------
  Net assets...........................   $168,110,712
                                          ------------
                                          ------------
Net asset value per share:
  ($168,110,712 / 16,743,156 shares of
  common stock issued and
  outstanding).........................         $10.04
                                          ------------
                                          ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       8

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Operations
Year ended October 31, 1995
----------------------------------------------------------

Net Investment Income
Income
  Dividends (net of foreign withholding
    taxes of $170,957)..................   $  5,329,320
  Interest (net of foreign withholding
    taxes of $6,284)....................        743,109
                                           ------------
    Total income........................      6,072,429
                                           ------------
Expenses
  Investment management fee.............      1,441,884
  Custodian's fees and expenses.........        310,000
  Shareholder communications............        220,000
  Independent accountant's fees and
  expenses..............................        113,000
  Directors' fees and expenses..........        107,000
  Administration fee....................         81,462
  Legal fees and expenses...............         70,000
  Transfer agent's fees and expenses....         38,000
  Insurance expense.....................         15,000
  Miscellaneous.........................         31,731
                                           ------------
  Total operating expenses..............      2,428,077
                                           ------------
Net investment income before excise
  tax...................................      3,644,352
  Excise tax............................         (9,672)
                                           ------------
Net investment income...................      3,634,680
                                           ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign Currencies
Net realized gain on investment
  transactions..........................      2,535,199
Net realized gains on written option
  transactions..........................        176,277
Net change in unrealized appreciation on
  investments...........................    (18,739,899)
Net change in unrealized appreciation on
  written options.......................          3,353
                                           ------------
Net loss on investments.................    (16,025,070)
                                           ------------
Net decrease in net assets resulting
  from operations before net foreign
  exchange gains........................    (12,390,390)
Net realized and unrealized foreign
  exchange gains........................      4,859,840
                                           ------------
Net Decrease In Net Assets
Resulting From Operations...............   $ (7,530,550)
                                           ------------
                                           ------------

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Statement of Changes
in Net Assets
----------------------------------------------------------

                                Year ended October 31,
Increase (Decrease)          ----------------------------
in Net Assets                    1995            1994
                             ------------    ------------
Operations
  Net investment income...   $  3,634,680    $  2,130,888
  Net realized gain on
    investments and
    written options
    transactions..........      2,711,476      15,710,004
  Net change in unrealized
    appreciation on
    investments and
    written options.......    (18,736,546)     (7,008,431)
                             ------------    ------------
  Net increase (decrease)
    in net
    assets resulting from
    operations before net
    foreign exchange
    gains.................    (12,390,390)     10,832,461
  Net realized and
    unrealized foreign
    exchange gains........      4,859,840      10,405,302
                             ------------    ------------
  Net increase (decrease)
    in net assets
    resulting from
    operations............     (7,530,550)     21,237,763
Dividends to shareholders
  from net investment
  income..................     (3,646,284)     (1,282,560)
Distributions to
  shareholders from net
  realized capital gains..    (14,893,100)     (1,505,043)
Net proceeds from rights
  offering of Fund
  shares..................        220,812      57,172,242
Net asset value of shares
  issued to shareholders
  in connection with
  distribution paid in
  stock...................      7,107,913              --
                             ------------    ------------
Total increase
  (decrease)..............    (18,741,209)     75,622,402
Net Assets
Beginning of year.........    186,851,921     111,229,519
                             ------------    ------------
End of year...............   $168,110,712    $186,851,921
                             ------------    ------------
                             ------------    ------------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       9

----------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Notes to Financial Statements
----------------------------------------------------------
   The First Australia Fund, Inc. (the ``Fund'') was incorporated in Maryland on
September 30, 1985 as a closed-end, diversified investment company. The Fund's principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on Australian stock exchanges. The Fund's secondary investment objective is current income. It is expected that normally at least 65% of the Fund's total assets will be invested in equity securities listed on Australian stock exchanges and that current income will be derived primarily from dividends and interest on Australian corporate and governmental securities. The ability of issuers of debt securities, including foreign currency balances on deposit with the Fund's Australian subcustodian bank, held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

Note 1. Accounting            The following is a summary of
                              significant accounting policies Policies followed by the Fund in the preparation of its financial statements.
Basis of Presentation: The financial statements of the Fund are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.
Security Valuation: Investments are stated at value. Investments for which market quotations are readily available are valued at the last reported sales prices. If there is no sales price on the date of valuation, then investments are valued at the most recently available sales price or at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

   In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: Australian dollar (``A$'') amounts are translated into United States dollars on the following basis:
      (i) market value of investment securities, other assets and liabilities at the exchange rates at the end of the fiscal year;
      (ii) purchases and sales of investment securities, income and expenses at the rate of exchange prevailing on the respective dates of such transactions.

   The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at fiscal year end. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year.

   Net realized and unrealized foreign exchange gains of $4,859,840 includes realized foreign exchange gains and losses from sales and maturities of portfolio securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. Accumulated net realized and unrealized foreign exchange gains shown in the composition of net assets at October 31, 1995 represent foreign exchange gains for book purposes that have not yet been recognized for tax purposes.

   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

   The exchange rate for the Australian dollar at October 31, 1995 was US$.7608 to A$1.00.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as
                                       10
a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

   The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Dividends and Distributions: It is the Fund's current policy to pay dividends semi-annually from accumulated net investment income. The Fund will also declare and pay distributions annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currencies.

Taxes: For federal income and excise tax purposes, substantially all of the Fund's transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Australian dollars into United States dollars are recognized for tax purposes.

   No provision has been made for United States income taxes because it is the Fund's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Australia imposes a withholding tax of 15% on certain dividends and 10% on certain interest.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. During the year ended October 31, 1995, the Fund increased undistributed net investment income by $633,964, increased accumulated net realized gains on investments by $536,607, decreased accumulated realized and unrealized foreign exchange gains by $1,160,899 and decreased paid-in capital in excess of par by $9,672. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements            The Fund has agreements
                              with EquitiLink International Management Limited
(the ``Investment Manager''), EquitiLink Australia Limited (the ``Investment Adviser''), The Prudential Insurance Company of America (the ``Consultant''), and Prudential Mutual Fund Management, Inc. (the ``Administrator''). The Investment Manager and the Investment Adviser are affiliated companies; the Administrator is an indirect wholly-owned subsidiary of the Consultant.

   The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

   The management agreement provides the Investment Manager with a fee, computed weekly and payable monthly, at the following annual rates: 1.10% of the Fund's average weekly net assets up to $50 million, 0.90% of such assets between $50 million and $100 million and 0.70% of such assets in excess of $100 million. The administration agreement provides the Administrator with a fee at the annual rate of the greater of $25,000 or 0.05% of the Fund's average weekly net assets. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Investment Manager informed the Fund that it paid $376,342 to the Investment Adviser and $113,559 to the Consultant during the fiscal year ended October 31, 1995.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for
                                       11
the year ended October 31, 1995 aggregated $70,349,077 and $73,850,936, respectively.

   Transactions in options written during the year ended October 31, 1995 were as follows:

                                     Number of   Premiums
                                     Contracts   Received
                                     ---------   --------
Options outstanding at October 31,
  1994.............................        200   $ 11,492
Options written....................      7,448    279,921
Options terminated in closing
  purchase transactions............     (7,398)  (259,512)
Options expired....................       (250)   (31,901)
                                     ---------   --------
Options outstanding at October 31,
  1995.............................          0          0
                                     ---------   --------
                                     ---------   --------

   The United States federal income tax basis of the Fund's investments at October 31, 1995 was $154,192,294 and accordingly, net unrealized appreciation for United States federal income tax purposes was $2,098,383 (gross unrealized appreciation--$15,658,559; gross unrealized depreciation--$13,560,176).

Note 4. Capital               There are 20 million shares of
                              $.01 par value common stock authorized. Of the
16,743,156 shares issued and outstanding at October 31, 1995, the Investment Manager owned 37,390 shares. During the fiscal year ended October 31, 1995 the Fund issued 848,706 shares in connection with a cash dividend paid in stock. During the fiscal year ended October 31, 1994 the Fund issued 6,113,250 shares of common stock (net proceeds $57,172,242) in connection with a rights offering of the Fund's shares.

Note 5. Transactions          During the fiscal year ended
with Affiliates               October 31, 1995, Prudential
                              Securities Incorporated, an affiliate of the
Administrator, earned approximately $3,450 in brokerage commissions as a result of executing transactions in portfolio securities on behalf of the Fund.

Note 6. Dividend              On December 12, 1995 the
and Distribution              Board of Directors of the Fund
                              declared a dividend of $0.153 per share from net
investment income and a distribution of $0.191 per share from capital gains payable on January 12, 1996 and January 31, 1996, respectively, to shareholders of record on December 29, 1995.

Note 7.
Quarterly Data
(Unaudited)

                                                                        Net
realized and                   Net increase

unrealized                   (decrease) in net
                                                                       gains
(losses) on                      assets
                                         Net investment
investments                     resulting from
    Quarterly         Total                  income                   and
foreign currency                  operations
      period          income         Amount        Per share         Amount
     Per share         Amount         Per share
------------------  ----------     --------------------------
----------------------------     ----------------------------
November 1, 1993
to
January 31, 1994    $  778,997     $  346,855        $ .02        $ 24,763,134
     $  1.99       $ 25,109,989       $  2.01
February 1, 1994
to
April 30, 1994         998,199        524,438          .04         (15,731,983)
      (1.26)       (15,207,545)        (1.22)
May 1, 1994 to
July 31, 1994        1,053,151        458,480          .03           6,832,032
         .55          7,290,512           .58
August 1, 1994 to
October 31, 1994     1,468,642        801,115          .05           3,243,692
         .28          4,044,807           .33
November 1, 1994
to
January 31, 1995     1,685,643      1,095,111          .07         (22,899,566)
      (1.41)       (21,804,455)        (1.34)
February 1, 1995
to
April 30, 1995       1,357,275        802,766          .05           2,949,937
         .18          3,752,703           .23
May 1, 1995 to
July 31, 1995        1,380,715        781,979          .05           7,202,486
         .43          7,984,465           .48
August 1, 1995 to
October 31, 1995     1,648,796        954,824          .05           1,581,913
         .09          2,536,737           .14

                                                    Share price on
                            Dividends                the American
    Quarterly           and distributions           Stock Exchange
      period          Amount        Per share       High       Low
                    <C
------------------  --------------------------     ----------------
November 1, 1993
to
January 31, 1994    $  880,310        $ .09         $ 14       $10
February 1, 1994
to
April 30, 1994              --           --           14 3/8    10 1/2
May 1, 1994 to
July 31, 1994        1,907,293          .12           10 7/8    10 1/8
August 1, 1994 to
October 31, 1994            --           --           11 3/8    10
November 1, 1994
to
January 31, 1995    16,530,205         1.04           10 1/8     8 1/4
February 1, 1995
to
April 30, 1995              --           --            8 15/16   7 3/8
May 1, 1995 to
July 31, 1995        2,009,179          .12            8 7/8     7 11/16
August 1, 1995 to
October 31, 1995            --           --            8 7/8     7 13/16

--------------------------------------------------------------------------------
THE FIRST AUSTRALIA FUND, INC.
Financial Highlights
--------------------------------------------------------------------------------

Years ended October 31,

----------------------------------------------------------
                                                               1995         1994
       1993        1992        1991
                                                             --------
--------     --------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.......................    $  11.76     $
11.37     $   8.46     $ 11.03     $  9.14
                                                             --------
--------     --------     -------     -------
Net investment income....................................         .22
0.14         0.15        0.19        0.30
Net realized and unrealized gain (loss) on investments
  and foreign currencies.................................        (.71)
1.84)        4.09       (2.50)       2.02
                                                             --------
--------     --------     -------     -------
  Total from investment operations.......................        (.49)
1.98         4.24       (2.31)       2.32
                                                             --------
--------     --------     -------     -------
Dividends from net investment income.....................        (.22)
(0.10)       (0.16)      (0.26)      (0.42)
Distributions from net capital and currency gains........        (.94)
(0.11)          --          --       (0.01)
                                                             --------
--------     --------     -------     -------
  Total dividends and distributions......................       (1.16)
(0.21)       (0.16)      (0.26)      (0.43)
                                                             --------
--------     --------     -------     -------
Capital reduction with respect to issuance of Fund
  shares.................................................        (.07)
(1.38)       (1.17)         --          --
                                                             --------
--------     --------     -------     -------
Net asset value, end of year.............................    $  10.04     $
11.76     $  11.37     $  8.46     $ 11.03
                                                             --------
--------     --------     -------     -------
                                                             --------
--------     --------     -------     -------
Market price per share, end of year......................    $   8.19     $
10.13     $  10.38     $  7.75     $  9.75
                                                             --------
--------     --------     -------     -------
                                                             --------
--------     --------     -------     -------
TOTAL INVESTMENT RETURN BASED ON#:
Market value.............................................       (7.84)%
(0.56)%      36.39%     (18.24)%     39.66%
Net asset value..........................................       (2.70)%
5.39%       36.93%     (21.11)%     27.48%
RATIOS/SUPPLEMENTAL DATA:
Ratio of expenses to average net assets..................        1.50%
1.45%        1.87%       1.90%       2.25%
Ratio of net investment income to average net assets.....        2.24%
1.42%        1.50%       1.86%       3.11%
Portfolio turnover rate..................................          45%
 46%         108%         39%         82%
Net assets, end of year (000 omitted)....................    $168,111
$186,852     $111,230     $50,946     $66,374
Average net assets (000 omitted).........................    $162,228
$149,801     $ 67,341     $61,645     $57,762

---------------
     # Total investment return is calculated assuming a purchase of common stock on the first day and a sale
       on the last day of each year reported. Dividends and distributions are assumed, for purposes of this
       calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total
       investment return does not reflect brokerage commissions.
   (D) Due to the timing and magnitude of the rights offering, the amount reported herein is not proportional
       to the aggregate value reported in the Statement of Changes in Net Assets and Note 7 to the financial
       statements.
 NOTE: Contained above is operating performance for a share of common stock outstanding, total investment
       return, ratios to average net assets and other supplemental data for each of the years indicated. This
       information has been determined based upon financial information provided in the financial statements
       and market value data for the Fund's shares.

See Notes to Financial Statements.
                                       13

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Australia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The First Australia Fund, Inc. (the ``Fund'') at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP


1177 Avenue of the Americas
New York, New York
December 11, 1995
                                       14

                            FEDERAL TAX INFORMATION:
                           DIVIDENDS AND DISTRIBUTIONS

   As required by Internal Revenue Code regulations, we are to advise you within 60 days of the Fund's fiscal year end (October 31, 1995) as to the tax status of dividends, distributions and foreign tax credits paid by the Fund during the fiscal year. During fiscal year 1995, the Fund paid dividends from net investment income which are taxable as ordinary income. However, these dividends do not qualify for the 70% dividends received deduction for corporations.

   The Fund has elected to give the benefit of foreign tax credits to its shareholders in the amount designated below on a per share basis. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction, in computing their U.S. income tax liability. It is generally more advantageous to claim a credit rather than to take a deduction. The following table allocates the dividends and distributions paid by their sources:

                                                                  Foreign
                                                      Gross        Taxes
Dividends
                                                      Amount       Paid
  Paid
                                                      ------      -------
---------
Australia         --dividends                         $0.193      $ 0.005
 $ 0.188
                  --interest                           0.027        0.001
   0.026
New Zealand       --dividends                          0.005           --
   0.005
United States     --interest                           0.004           --
   0.004
                  --long-term capital gains            0.538           --
   0.538
                  --short-term capital gains           0.399           --
   0.399
                                                      ------      -------
---------
                                                      $1.166      $ 0.006
 $ 1.160
                                                      ------      -------
---------
                                                      ------      -------
---------

   Although the Fund has made the election required to make this credit or deduction available to you, the amount of allowable tax credit is subject to
Section 904 of the Internal Revenue Code. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

   In January 1996 shareholders will receive Form 1099-DIV, or substitute 1099-DIV, which will reflect the amount of dividends and distributions and foreign taxes to be used by calendar year taxpayers on their 1995 federal income tax returns.
                                       15

                                OTHER INFORMATION

   Dividend Reinvestment and Cash Purchase Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares pursuant to the Fund's Dividend Reinvestment and Cash Purchase Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at
(800) 451-6788.

   State Street Bank & Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. If the Fund declares a dividend or capital gains distribution and the net asset value per share of the Fund's common stock exceeds the market price per share on the distribution payable date, Plan Participants will receive shares purchased on the open market with the proceeds of the distribution. In all other cases, Plan Participants will receive a number of newly-issued shares determined by dividing the dollar amount of the distributions by the net asset value per share of the Fund's common stock on the distribution payable date, provided that the discount from current market price will not exceed 5%.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends and distributions.

   The Plan also allows participants to make optional cash investments in Fund shares through the Plan Agent on the open market.

   The Fund reserves the right to amend or terminate the Plan either in full or partially upon 90 days' written or telephone notice to shareholders of the Fund.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares. In the alternative, by giving proper notice to the Plan Agent, participants may receive cash in lieu of shares in an amount which is reduced by brokerage commissions in connection with the sale of shares and a $2.50 service fee.

   All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
                                       16

Directors
Anthony E. Aaronson
John A. Calvert-Jones
Sir Roden Cutler
David Lindsay Elsum
Rt. Hon. Malcolm Fraser
Laurence S. Freedman
Michael R. Horsburgh
Harry A. Jacobs, Jr.
Howard A. Knight
Roger C. Maddock
Richard H. McCoy
William J. Potter
John T. Sheehy
Brian M. Sherman
Officers
Brian M. Sherman, President
Laurence S. Freedman, Vice President
Ouma Sananikone-Fletcher, Assistant Vice President
  and Chief Investment Officer
David Manor, Treasurer
Roy M. Randall, Secretary
Eugene S. Stark, Assistant Treasurer
Barry G. Sechos, Assistant Treasurer
Kenneth T. Kozlowski, Assistant Treasurer
Allan S. Mostoff, Assistant Secretary
Margaret A. Bancroft, Assistant Secretary

This report, including the financial statements herein, is transmitted to the shareholders of The First Australia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

-------------------------------------------------------------------
-------------------------------------------------------------------
            Investment Manager
            EquitiLink International Management Limited
            Union House, Union Street
            St. Helier, Jersey, Channel Islands

            Investment Adviser
            EquitiLink Australia Limited
            190 George Street
            Sydney, NSW 2000, Australia

            Consultant
            The Prudential Insurance Company of America
            Prudential Plaza
            Newark, New Jersey 07101

            Administrator
            Prudential Mutual Fund Management, Inc.
            One Seaport Plaza
            New York, New York 10292

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            Price Waterhouse LLP
            1177 Avenue of the Americas
            New York, New York 10036

            Legal Counsel
            Dechert Price & Rhoads
            1500 K Street, N.W.
            Washington, D.C. 20005
            Freehill, Hollingdale and Page
            19-29 Martin Place
            Sydney, NSW 2000, Australia
                               One Seaport Plaza
                               New York, NY 10292
                 for information call toll-free (800) 451-6788
                             collect (212) 214-5572
                  or for information regarding net asset value
                                 (800) 451-6788

        Shares of The First Australia Fund, Inc. are traded on the American Stock Exchange and on the Pacific Stock Exchange under the symbol ``IAF''. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

        For a weekly update of the Fund's net asset value
      and share price, or to receive more information on the Fund, call toll-free:
                                 1-800-323-9995
      318652104